Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Trading income (expense) [abstract]
Interest rate	¥ 179,954	¥ 351,815	¥ 74,828
Foreign exchange	148,064	317,203	186,146
Equity	26,626	(40,691)	22,216
Credit	(4,668)	(3,902)	(1,812)
Others	(456)	1,618	(1,039)
Total net trading income	¥ 349,520	¥ 626,043	¥ 280,339